SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
FUNDS OF FIDELITY ADVISOR SERIES V
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Advisor California Municipal Income Fund and
Fidelity Advisor New York Municipal Income Fund (the funds) will be held at the office of Fidelity Advisor Series V (the trust), 82
Devonshire Street, Boston, Massachusetts 02109 on March 18, 1998, at
9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of Fidelity Advisor
California Municipal Income Fund.
 2. To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation, and termination of Fidelity Advisor
New York Municipal Income Fund.
 The Board of Trustees has fixed the close of business on February 20,
1998 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
Eric D. Roiter, Secretary
February 20, 1998
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING SHOULD INDICATE
VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND
RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED
IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY
CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
        u/t/d 12/28/78                  Trustee



C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES V:
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
TO BE HELD ON MARCH 18, 1998

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Advisor Series V (the trust) to be used at the Special
Meeting of Shareholders of Fidelity Advisor California Municipal
Income Fund and Fidelity Advisor New York Municipal Income Fund (the
funds) and at any adjournments thereof (the Meeting), to be held on
March 18, 1998, at 9:00 a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the trust and
Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is being made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about February 20,
1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. Under existing voluntary class expense
limitations, the expenses    incurred     in connection with preparing
this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of
Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston,
Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting and are not revoked will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note
that   ,     while votes to ABSTAIN will count toward establishing a
quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted
AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this
Proxy Statement prior to such adjournment if sufficient votes have
been received   ,     and it is otherwise appropriate.
    The following table summarizes the proposals applicable to each fund.

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
   Proposal #          Proposal Description                 Applicable Fund

    1.                 To approve a Plan of
               Fidelity Advisor California

                       Dissolution and Liquidation          Municipal Income Fund

    2.                 To approve a Plan of
               Fidelity Advisor New York
                       Dissolution and Liquidation          Municipal Income Fund


 Shares of each class of each fund issued and outstanding as of December 31, 1997, are indicated in the following table:
FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND:
  CLASS A    16,679.383
  CLASS B    111,517.457
  CLASS T    31,618.303
  INSTITUTIONAL CLASS    196,211.044
FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND:
  CLASS A    10,346.169
  CLASS B    180,929.704
  CLASS T    252,383.242
  INSTITUTIONAL CLASS    73,006.881
 As of December 31, 1997, the trustees and officers of the trust owned, in the aggregate, less than 1% of each of the fund's outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on December 31, 1997, was as follows:
       ADVISOR CALIFORNIA MUNICIPAL INCOME - CLASS A:    FMR Corp.,
Boston, MA (56.05%); Sunamerica Securities, Inc., Phoenix, AZ (18.21%); Prudential Securities, New York, NY (12.06%).
       ADVISOR CALIFORNIA MUNICIPAL INCOME - CLASS T:    Prudential
Securities, New York, NY (20.91%); Hornor Townsend & Kent, Philadelphia, PA (14.95%); FMR Corp., Boston, MA (8.66%); Puplava Securities, Inc., Poway, CA (8.20%); Donaldson, Lufkin & Jenrette, New York, NY (6.96%); Van Kasper & Company, San Francisco, CA (6.59%); Legend Equities Corp., Bohemia, NY (5.79%).
       ADVISOR CALIFORNIA MUNICIPAL INCOME - CLASS B:    FMR Corp.,
Boston, MA (33.91%); PaineWebber, Inc., Weehawken, NJ (16.11%); Commonwealth Equity Services, Waltham, MA (15.41%); Piper Jaffrey & Hopwood, Inc., Minneapolis, MN (10.99%); Kirlin Securities,, Inc., Baldwin, NY (10.39%); Donaldson, Lufkin & Jenrette, New York, NY (6.71%).
       ADVISOR CALIFORNIA MUNICIPAL INCOME - INSTITUTIONAL CLASS:
FMR Corp., Boston, MA (100.00%).
       ADVISOR NEW YORK NEW YORK MUNICIPAL INCOME - CLASS A:    FMR
Corp., Boston, MA (100.00%).
       ADVISOR NEW YORK MUNICIPAL INCOME - CLASS T:    FMR Corp.,
Boston, MA (41.61%); First Albany, Albany, NY (15.76%); HRC Services, Inc., Glenwood Landing, NY (6.92%); Advantage Capital Corp., Houston, TX (5.30%).
       ADVISOR NEW YORK MUNICIPAL INCOME - CLASS B   : FMR Corp.,
Boston, MA (28.78%); National Financial Services Corp., Boston, MA (17.53%); Chase Investment Services, New York, NY (16.01%); M. Griffith, Inc., New Hartford, NY (8.29%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (6.23%); Prudential Securities, New York, NY (5.37%).
   ADVISOR NEW YORK MUNICIPAL INCOME - INSTITUTIONAL CLASS: FMR Corp., Boston, MA (99.38%).
 To the knowledge of the trust, no other shareholder owned of record
or beneficially more than 5% of the outstanding shares of    any class
of     either fund on that date.
 As of January    30    , 1998, FMR and   /or     its affiliates owned
in the aggregate approximately    70    % of the net asset value of
all of California Municipal Income Fund's outstanding shares. On such
date, FMR    and/or its affiliates     owned in the aggregate
approximately 5   8    % of the net asset value of all of New York
Municipal Income Fund's outstanding shares. FMR HAS ADVISED THE TRUST THAT ALL FUND SHARES OWNED BY IT AND ITS AFFILIATES WILL BE VOTED AT THE MEETING IN FAVOR OF EACH PROPOSAL, WHICH WILL RESULT IN THE APPROVAL OF EACH PROPOSAL.
 Shareholders of record at the close of business on February 20, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997 CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 VOTE REQUIRED: APPROVAL OF EACH OF PROPOSAL 1 AND 2 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO APPROVE A PLAN OF DISSOLUTION AND LIQUIDATION FOR FIDELITY ADVISOR CALIFORNIA MUNICIPAL INCOME FUND.
2. TO APPROVE A PLAN OF DISSOLUTION AND LIQUIDATION FOR FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME FUND.
 For each of the funds, the Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the
Independent Trustees), has approved the submission to    the
fund's     shareholders of the Plan of Dissolution and Liquidation in the form attached to this Proxy Statement as Exhibit 1 (the Plan). Generally, each fund's Plan provides for the fund's dissolution, liquidation, and subsequent termination. Under each fund's existing voluntary class expense limitations, FMR has agreed to assume the costs and expenses associated with the fund's liquidation, excepting brokerage commissions, taxes, and extraordinary expenses, if any. REASONS FOR THE LIQUIDATION
 California Municipal Income Fund initially commenced operations on February 20, 1996. New York Municipal Income Fund initially commenced operations on August 21, 1995. As of December 31, 1997, California Municipal Income Fund had assets of approximately $3.7 million. On such date, New York Municipal Income Fund had assets of approximately $5.6 million.
 Since the commencement of operations, sales of both funds have fallen short of expectations. After approximately two years of operations, neither fund has increased to an economically viable size. Due to the funds' small sizes, FMR has, over time, voluntarily absorbed a substantial portion of the funds' operating expenses. On October 16, 1997, given the funds' limited growth prospects, FMR informed the Board of Trustees that it would not maintain existing expense subsidies past December 31, 1997. Accordingly, effective January 1, 1998, FMR raised expense caps on each class of the funds by 1.25%. As of January 1, 1998, expense limits for each of the funds' classes of shares (as a percentage of each class's net assets) are 2.15% for Class A, 2.90% for Class B, 2.25% for Class T, and 2.00% for Institutional Class.
 On January 15, 1998, the Board of Trustees, including a majority of the Independent Trustees, approved the submission of the Plans to the funds' shareholders. The Board of Trustees recommends that each fund's shareholders vote FOR the approval of the Plan described below. In reaching its decision to submit the Plan to each fund's shareholders, the Board of Trustees considered the fund's small size and limited growth prospects, the continuing high level of fund expenses, and the adverse impact of FMR's reduced expense subsidies on the fund and its shareholders. Following FMR's reduction in expense subsidies, the funds' expense ratios are now higher than the expense ratios of their peers and are expected to have a significant adverse effect on the funds' performance. In reaching its decision, the Board also considered the potential tax consequences to shareholders resulting from the funds' liquidation (see "Federal Income Tax
Consequences   "     on page ). In short, given current circumstances,
it is unlikely that either fund will achieve a viable size. Accordingly, after considering various alternatives, the Board recommends the funds' liquidation as the most appropriate course of action.
DESCRIPTION OF THE PLANS AND RELATED TRANSACTIONS
 The following discussion summarizes the important terms of each Plan. This summary is qualified in its entirety by reference to each Plan itself.
 Each Plan provides for the orderly liquidation of fund assets, distribution of net liquidation proceeds, and subsequent termination of the fund. If a fund's shareholders approve the Plan, FMR will undertake to liquidate the fund's assets on such terms and conditions as FMR shall determine to be reasonable and in the best interests of the fund and its shareholders.
 Each Plan will become effective on the date the fund's shareholders approve it (the Effective Date). Commencing with the Effective Date, each fund will wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders after paying or providing for all known liabilities. During the winding up period, each fund may invest a significant portion of its assets in short-term instruments, such as variable rate demand notes. In addition, each fund may hold a substantial amount of uninvested cash (possibly in excess of its normal investment limitation of 20%).
 As soon as practicable after liquidating its assets to cash form and paying or providing for liabilities, each fund will distribute its net liquidation proceeds to all remaining shareholders of each class of its shares. Liquidation distributions shall be calculated using the respective net asset value per share of each class of shares as determined in accordance with the fund's most recent prospectus and statement of additional information, as supplemented (a Liquidation Distribution). Before liquidating, each fund may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities. It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record. The final liquidating distribution to a fund's shareholders shall be in complete redemption and cancellation of all of the fund's outstanding shares.
 Approval and adoption of a Plan will not impair a shareholder's right to redeem his or her fund shares. Accordingly, at any time prior to the close of business on the Liquidation Date (as defined in the Plan), a shareholder may redeem shares in accordance with the redemption procedures described in the fund's most recent prospectus, as supplemented.
 FDC has agreed to waive any contingent deferred sales charge (CDSC) that might otherwise apply to a Liquidation Distribution. FDC has also agreed to waive any CDSC applicable to a redemption of the funds' Class B shares made prior to or on the Liquidation Date.
 Each fund's officers are authorized to perform any acts necessary or appropriate to consummate the transactions contemplated by the fund's Plan as well as to execute and deliver any documents necessary to liquidate the fund's assets, terminate the fund, or otherwise carry out the Plan. Each fund's officers shall serve in their present capacities until such time as the fund is legally terminated.
FEDERAL INCOME TAX CONSEQUENCES
 The following summary provides general information on the federal income tax consequences of a shareholder's receipt of a Liquidation Distribution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.
 Pursuant to its respective Plan, each fund will sell its assets and distribute the proceeds to its shareholders. Each fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
Code), during the short taxable year ending on the Liquidation Date. The sale of each fund's assets may accelerate the fund's realization of income, gains, and losses. As of December 31, 1997, neither California Municipal Income Fund nor New York Municipal Income Fund had capital loss carryforwards that could be used to offset capital gains.
 For federal income tax purposes, a fund's liquidation will be a taxable event for shareholders and may result in a shareholder's recognition of taxable income, gain or loss on the redemption of fund shares in connection with the Liquidation Distribution. A shareholder's receipt of a Liquidation Distribution will be viewed as a sale of his or her shares of the fund in exchange for an amount equal to the Liquidation Distribution. Each shareholder generally will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and the Liquidation Distribution received from the fund. Assuming the shares are held as a capital asset, the gain or loss generally will be characterized as a capital gain or loss.
 If a shareholder realizes a loss on the redemption of any of her fund shares that she has held for six months or less on the date of the redemption, then the loss will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. In addition, if a shareholder realizes a loss on the redemption of any of her fund shares that she has held for six months or less as of the date of the redemption, then the loss to the extent not otherwise disallowed will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules.
 Liquidation Distributions paid to individuals and certain other non-corporate shareholders may be subject to backup withholding at a rate of 31% if such shareholders fail to certify that their social security number or taxpayer identification number is correct and that they are not subject to backup withholding.
 The receipt of a Liquidation Distribution by an individual retirement account or individual retirement annuity (IRA) that holds shares generally will not be included in the IRA owner's gross income for federal income tax purposes.
 If, however, under the terms of the IRA, the Liquidation Distribution must be distributed immediately to the IRA owner, the distribution would be taxable as ordinary income to such IRA owner for federal income tax purposes for the year in which the IRA owner receives the distribution. In addition, if the IRA owner has not attained the age of 59-1/2, the distribution generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided either (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. All or any part of the assets in an IRA may be rolled over only once in any consecutive twelve-month period; therefore, a rollover will not be a viable option if the IRA was rolled over at any time within the twelve-month period preceding the date of the Liquidation Distribution. There are many rules governing IRAs and the transfer and rollover treatment of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisors for more complete information regarding the tax consequences of Liquidation Distributions.
 This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.
 No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a Liquidation Distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as described above.
 PAYMENT BY A FUND OF LIQUIDATION DISTRIBUTIONS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION.
CONCLUSION
 The Board of Trustees recommends that each Fund's shareholders vote FOR the approval of the fund's Plan of Dissolution and Liquidation as described above. Each Plan will become effective immediately upon approval.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, or call Client Services at 1-800-843-3001, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FOR   M OF
PLAN OF DISSOLUTION AND LIQUIDATION
OF
____________________ FUND
 This Plan of Dissolution and Liquidation (the "Plan") dated as of _________, 1998, is adopted by Fidelity Advisor Series V (the "Trust"), a Massachusetts business trust, on behalf of ____________________ Fund (the "Fund"), a separate series of the Trust operating as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), in order to accomplish the Fund's complete dissolution, liquidation, and termination in conformity with the Trust's Amended and Restated Declaration of Trust and By-Laws and Massachusetts law.
 WHEREAS, at a meeting of the Fund's Board of Trustees held on January 15, 1998, the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Fund, determined to submit the Plan to the Fund's shareholders for their approval, such Plan to provide for the orderly dissolution, liquidation, and termination of the Fund;
 NOW THEREFORE, upon approval of the Plan by the Fund's shareholders, the dissolution, liquidation, and termination of the Fund shall be carried out in the manner set forth herein:
 1. EFFECTIVE DATE OF PLAN. The Plan shall be effective only upon its approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund obtained at a special meeting of the Fund's shareholders called for the purpose of voting on the Plan. The date of the Plan's approval by the Fund's shareholders is hereinafter referred to as the "Effective Date."
 2. WINDING UP OF BUSINESS. Commencing with the Effective Date, the Fund shall wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders in accordance with the provisions of the Plan after payment to (or reservation of assets for payment to) the Fund's creditors.
 Notwithstanding the provisions of the Plan, the Fund shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) honor requests for the redemption of Fund shares received before the close of business on the Liquidation Date (as defined in Section 5); and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders.
 3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash form.
 4. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions
described in    Section 5.
 5. FINAL LIQUIDATING DISTRIBUTIONS. As soon as practicable after the liquidation of all of its assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to each class of its shares and distribute such net liquidation proceeds to all remaining shareholders of each class in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the "Liquidation Date."
  (a) Each shareholder who is a record holder of a class of Fund shares as shown on the books of the Fund as of the close of business on the Liquidation Date (a "Record Holder") shall be entitled to and shall receive from the Fund's net liquidation proceeds payable to that class a liquidating distribution proportionate to his share ownership of that class (a "Liquidation Distribution"). Each such Liquidation Distribution shall be calculated using the net asset value per share attributable to that class as determined as of the close of business on the Liquidation Date in accordance with the Fund's most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.
  (b) As soon as practicable after the Liquidation Date, the Fund shall pay each Liquidation Distribution by check made payable to and mailed directly to the Record Holder.
  (c) No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.
  (d) The final liquidating distributions described above shall be in complete redemption and cancellation of all of the Fund's outstanding shares.
 6. TERMINATION OF THE FUND. As soon as practicable after the completion of the final liquidating distributions described in Section 5, the Fund shall be terminated pursuant to the terms of this Plan, the Trust's Amended and Restated Declaration of Trust, and applicable provisions of Massachusetts law.
 7. EXPENSES OF LIQUIDATION AND TERMINATION. Under existing voluntary expense limitations, Fidelity Management & Research Company will bear all expenses (including expenses allocated to a specific class) in excess of stated class expense limitations contained in the Fund's most recent prospectus, as supplemented, that are incurred by the Fund in connection with the implementation of the Plan (other than brokerage commissions, taxes, and extraordinary expenses, if any).
 8. AUTHORIZATION OF TRUSTEES AND FUND OFFICERS. The Board of Trustees and, subject to the general direction of the Board, the Fund's officers shall have the authority, in the name and on behalf of the Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Massachusetts law, or any other applicable state or federal law.
 9. AMENDMENT AND TERMINATION OF PLAN.
  (a) Except as otherwise provided by applicable law, the Board of Trustees shall have the authority to authorize such variations from or amendments to the provisions of this Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Fund and the distribution of the Fund's net assets to shareholders.
  (b) Except as otherwise provided by applicable law, the Board of Trustees may terminate this Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board of Trustees, the facts and circumstances make proceeding with the Plan inadvisable.
 10. GOVERNING LAW PROVISIONS. This Plan shall be subject to and construed consistently with the Trust's Amended and Restated Declaration of Trust and By-Laws and shall otherwise be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.
 IN WITNESS WHEREOF, the undersigned being duly authorized has executed this Plan of Dissolution and Liquidation as of the date set forth above.
FIDELITY ADVISOR SERIES V, on behalf of
___________________________ FUND

  By: ________________________________


ACA/ANY-pxs-0298 CUSIP#315916817/FUND#259
 CUSIP#315916700/FUND#612
 CUSIP#315916874/FUND#661
 CUSIP#315916601/FUND#611
 CUSIP#315916825/FUND#254
 CUSIP#315916502/FUND#610
 CUSIP#315916809/FUND#649
 CUSIP#315916403/FUND#609
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR CALIFORNIA MUNICIPAL
INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor California Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 18, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                           , 1998


      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 315916825/254
 315916502/610
 315916403/609
 315916809/649

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.    To approve a Plan of Dissolution and Liquidation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      providing for the complete dissolution, liquidation,
      and termination of Fidelity Advisor California
      Municipal Income Fund.




ACA-PXC-0398   315916825/254
   315916502/610
   315916403/609
   315916809/649
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY ADVISOR SERIES V:  FIDELITY ADVISOR NEW YORK MUNICIPAL INCOME
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor New York Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on March 18, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                           , 1998


      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 315918817/259
 315916700/612
 315916601/611
 315916874/661

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.    To approve a Plan of Dissolution and Liquidation        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      providing for the complete dissolution, liquidation,
      and termination of Fidelity Advisor New York
      Municipal Income Fund.




ANY-PXC-0398   315918817/259
   315916700/612
   315916601/611
   315916874/661
February 20, 1998
Dear Fidelity Advisor California Municipal Income Fund and New York Municipal Income Fund Shareholders:
During the fourth quarter of 1997, we informed you of our intent to close and ultimately liquidate two of our state municipal bond funds:
Advisor California Municipal Income Fund and Advisor New York Municipal Income Fund. On January 15, 1998, the Board of Trustees reviewed a proposed Plan of Dissolution and Liquidation for each fund (the Plan) and decided to recommend that the Plan be presented to each fund's shareholders.
A shareholder meeting is scheduled for 9:00 a.m. on March 18, 1998. The enclosed proxy statement asks you to vote in favor of this proposal. Votes received in time to be counted at the meeting will decide whether the liquidations will take place. Each fund votes separately with respect to its proposal.
If you own Class B shares of either fund, FMR has agreed to waive the contingent deferred sales charge (CDSC) applicable to any Class B redemption made prior to the fund's liquidation.
If the proposed Plan is approved, FMR will take appropriate actions to convert each fund's assets to cash and, as soon as is practicable, will distribute each fund's net liquidation proceeds by individual checks to all remaining shareholders.
Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (February 20, 1998).

Voting by mail is quick and easy.  Everything you need is enclosed.
To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call 1-800-522-7297. Thank you for your participation.
Sincerely,
Kevin Kelly
President
Fidelity Financial Intermediary Services

49237.001 I.ADV-NYCAPROXY-0298 49237.001 I.ADV-NYCAPROXY-0298
Important proxy materials
are on the way to your clients right now.
February 20, 1998
Dear Investment Professional:
On March 18, 1998, there will be a Special Meeting of Shareholders of Fidelity Advisor California Municipal Income Fund and Fidelity Advisor New York Municipal Income Fund.
The enclosed Proxy Statement details the proposal pertaining to each of these funds. We also have enclosed a copy of the letter that is being mailed to your clients who hold shares in these funds.
If you have any questions about the letter or Proxy Statement, please call your Fidelity Advisor representative at 800-522-7297.
We appreciate your support and look forward to serving you in any way we can.
Sincerely,
Kevin Kelly
President and CEO
Fidelity Investments Institutional Services Company
This letter is intended for investment professional use only, and may not be reproduced or shown to the public in oral or written formas sales material. Fidelity Advisor Funds is a service mark of FMR Corp. Fidelity and Fidelity Investments are registered trademarks of FMR Corp.